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                                                                    EXHIBIT 10.5



                  COLLATERAL ASSIGNMENT SPLIT DOLLAR AGREEMENT

Insurer:          Westfield Life Insurance Company

Policy #:         80202433

Issue Date:       October 18, 1995

Planned Annual
Premium:          $6,700

Owner:            Thomas G. Caldwell

Insured:          Thomas G. Caldwell

Lender:           The Middlefield Banking Company

Parent Company:   Middlefield Banc Corp.

Effective Date:   October 18, 1995

         The Owner, being applicant and Owner of subject policy, hereby assigns and conveys to Lender all right, title and interest in the policy as collateral security for indebtedness as evidenced by a promissory note executed this date and to secure such future notes and indebtedness as may subsequently exist between the parties hereto at the time of settlement of the policy. All incidents of ownership shall remain in Owner, including the power to surrender, terminate, or cancel the above described policy.

         The meaning of terms in this Agreement and the respective rights and duties of Owner and Lender in the subject policy shall be defined in the following numbered paragraphs, namely:

I.  DEFINITIONS

         "DEATH PROCEEDS": Death Proceeds as used in this Agreement shall mean the death benefits described as Option 2 in the policy contract.

         "CASH VALUES": Cash Values as used in this Agreement shall mean, for purposes of policy surrender, the Cash Surrender Value, as that term is defined in the policy contract, and, for purposes of measuring premium payments and obligations, Accumulated Value, as that term is described in the policy contract.

II.  BENEFICIARY DESIGNATION RIGHTS

         Owner may designate a beneficiary or beneficiaries to receive any proceeds payable on death of the Insured that are in excess of Lender's share of such Proceeds.

III.  PREMIUM PAYMENT METHOD

         Owner shall pay the planned annual premium annually as of the date of issue and upon each subsequent premium due date. Lender shall lend to Owner for this purpose an amount equal to the planned annual premium upon each policy anniversary.

         Amounts loaned to Owner by Lender shall constitute indebtedness of Owner for all purposes. No interest shall be payable on such indebtedness.

IV.  OWNER'S RETAINED INCIDENTS OF OWNERSHIP

         Except for the limited policy security rights specifically granted Lender herein, Owner retains all incidents of ownership, including the right to surrender or cancel the policy and the right to borrow or withdraw against the policy.

         Owner's right to borrow shall be limited to an amount equal to the maximum loan value, reduced by the cumulative premiums loaned by Lender.

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         Owner's right to withdraw from the policy cash values under any
"Partial Surrender Provision" of the policy (the cash value, less any indebtedness, less the cost of insurance until the next month anniversary), shall be limited to such "partial surrender value," as above defined, reduced by the cumulative premiums paid by the Lender and subject to any policy surrender limitations.

V.  LENDER'S LOAN AND WITHDRAWAL RIGHTS

         Lender shall have the limited right from time to time to obtain policy loans from the Insurer, limited to the extent of its interest as defined herein and subject to the policy's maximum loan value.

VI.  VARIATIONS OF PREMIUM PAYMENT METHODS

         The premium payment and loan obligations of the parties are those selected under Paragraph III. Alternatively, Lender and Owner may agree that Lender should lend to Owner some amount other than that stated in Paragraph III. If that occurs, the rights under the policy shall be altered in the manner described in Paragraph IX.

VII.  DIVISION OF DEATH PROCEEDS OF POLICY

         Division of death proceeds of the policy when premiums are financed in strict accord with Paragraph III and when Insured's death occurs before the end of the grace period for any premium in default, shall be:

         A. Lender shall be entitled to an amount equal to the cumulative loans extended to Owner by Lender, reduced by any existing Lender policy loans or cash withdrawals exercised by Lender under the provisions of Paragraph V above. The beneficiary(ies) designated by the Owner in accordance with Paragraph II shall be entitled to any remainder of such proceeds,

         B. If any Interest is due upon the death proceeds under the terms of the insurance contract, Owner and Lender shall share such interest as their respective share of the death proceeds (as defined in the preceding paragraph) bears to the total death proceeds excluding such Interest,

         C. If, upon the death of the Insured, there is a refund of unearned premium under the policy provisions, then, if that occurs, any refund shall be apportioned as follows:

                  A. Where Owner (or his assignee) has contributed to the policy premium at the last required premium interval, the refund of unearned premiums shall be divided between the Lender and the Owner (or his assignee) as their respective share of the periodic premium (or loan) shall bear to the total planned periodic premium for such interval, and

                  B. Where the Owner (or his assignee) has not contributed to the premium at the last premium interval, the refund of unearned premium shall be refunded in total to the Lender.

VIII.  DIVISION OF THE NET CASH SURRENDER VALUE OF THE POLICY

         Divisions of the cash surrender value of the policy when premiums are financed in strict accord with Paragraph III and when surrender occurs not later than 60 days after the due date of any premium in default shall be:

                  Lender shall be entitled to an amount equal to the cumulative loans extended by Lender to Owner, less any existing policy loans or cash withdrawals exercised by Lender under the provisions of Paragraph IV above. Owner shall be entitled to any remainder of such cash value.

IX.  PARTIES' RIGHTS WHERE PREMIUM PAYMENT VARIATIONS EXIST

         When premiums are not financed in strict accordance with Paragraph III, Lender's share of the policy death proceeds or the policy cash value upon surrender (each as defined in Paragraphs VII and VIII, respectively) shall be as follows:

                  In the event that aggregate loans of the Lender shall be more or less than the amounts defined in Paragraph III, then Lender's share of the death proceeds or the cash value shall be increased or decreased, respectively, in corresponding dollar amount. The Owner's designated beneficiary, in the event of death, and the Owner, in the event of surrender, shall be entitled to any remainder of proceeds or cash values, as the case may be.

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         To the extent that loans under this Agreement exceed the proceeds or cash value of the policy, as the case may be, Owner or his heirs shall be personally responsible for repayment of same.

X.  TERMINATION OF AGREEMENT

         The Agreement shall terminate upon the occurrence of any one of the following events:

                  A. Termination by either party upon submission of 30-day written notice to the other party,

                  B.       Termination of the Insured's employment by Lender,

                  C. The Owner's failure to pay its proportionate share of premium, if any, as mutually agreed upon by Owner and Lender under the option provided within Paragraphs III and VI, herein,

                  D. The Owner's failure to apply Lender's premium loans to the policy premiums as similarly agreed upon under Paragraphs III and VI, herein,

                  E. The Owner's election, at any time, to receive a release of assignment of the policy from Lender.

         If this Agreement terminates, Owner shall have a 90-day option to receive from Lender a release of assignment of the policy in consideration of a cash payment to Lender of the total premium loans advanced. Lender, its successor or assigns, agrees (solely for purposes of facilitating such termination and payment of its loans secured by said policy) that Owner (or its assignees) may borrow or withdraw from the policy cash values amounts in excess of Owner's share of cash value as defined in this Agreement. Should Owner (or its assignees) fail to exercise such option within the described 90-day period, Owner agrees that the subject policy will be surrendered to the Insurer and the proceeds distributed between Lender and Owner as prescribed by Paragraphs VII and VIII herein.

XI.  PREMIUM WAIVER

         If subject policy contains a disability waiver of premium provision or waiver of monthly deduction, any waived amounts shall be considered for all purpose of this agreement as having been paid by Owner.

XII.  OWNER'S ASSIGNMENT RIGHTS

         Owner may, at any time, assign to any individual, trust or other organization all right, title and interest in the subject policy and all rights, options, privileges and duties created under this Agreement.

XIII.  NAMED FIDUCIARY AND PLAN ADMINISTRATOR

         is hereby designated the "Named Fiduciary" until resignation or removal by the Board of Directors. As Named Fiduciary, shall be responsible for the management, control and administration of the Split Dollar plan as established herein and may allocate to others certain aspects of the management and operation responsibilities of the plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

XIV.  FUNDING

         The funding policy for the Split Dollar arrangement shall be to maintain the subject policy in force by paying all required premiums when due.

XV.  AMENDMENT

         The Split Dollar plan may be amended at any time and from time to time by a written instrument executed by the Lender and Owner, their successors and assigns.

XVI.  BASIS OF PREMIUM PAYMENTS AND BENEFITS

         Payments to and from the Split Dollar Plan adopted herein shall be in accordance with the provisions of Paragraphs III through VIII, inclusive.
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XVII.  CLAIMS PROCEDURE FOR LIFE INSURANCE AND SPLIT DOLLAR PLAN

         When the Named Fiduciary has a claim that may be covered under the insurance policy provisions, he or she should contact The Frank Agency Inc., currently located at 15977 East High Street, P.O. Box 877, Middlefield, Ohio 44062 (telephone number (440) 632-5656), which will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements exist. The Insurer will evaluate the claim and make a decision as to payment within 90 days of the date the claim is received by the Insurer. If the claim is payable, a benefit check will be issued to the Named Fiduciary and forwarded through the office or person named above. If a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial. Such notification will be made in writing within 90 days of the date the claim is received and will be transmitted through the office or person named above. The notification will include the specific reasons for the denial, as well as specific reference to the policy provisions upon which the denial is based. The Named Fiduciary will also be informed as to the steps that may be taken to have the claim denial reviewed.

         A decision as to the validity of a claim will ordinarily be made within 10 working days of the date the claim is received by the Insurer. Occasionally, however, certain questions may prevent the Insurer from rendering a decision on the validity of the claim within the specific 90-day period. If that occurs, the Named Fiduciary will be notified of the reasons for the delay as well as the anticipated length of the delay in writing and through the office or person named above. If further information or other material is required, the Named Fiduciary will be so informed.

         If the Named Fiduciary is dissatisfied with the denial of the claim or the amount paid, he or she has 60 days from the date he or she receives notice of a claim denial or receipt of the amount paid to file his or her objections to the action taken by the Insurer. If the Named Fiduciary wishes to contest a claim denial, he or she should notify the person or office named above, which will assist in making inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the person or office named above for transmittal to the Insurer.

         The Insurer will review the claim denial or amount paid and render a decision on such objections. The Named Fiduciary will be informed in writing of the decision of the Insurer within 60 days of the date the claim review request is received by the Insurer. This decision will be final.

         Once a decision has been rendered as to the distribution of proceeds under the claim procedure described above, claims for any benefits due under the plan or the surrender of the policy may be made in writing by the Owner or the Owner's designated beneficiary and the Insured (or its assignee) or his designated beneficiary, as the case may be, to the Named Fiduciary.

         If a claim for benefits is wholly or partly denied or disputed, the Named Fiduciary shall, within a reasonable period of time after receipt of the claim, notify Owner or Owner's designated beneficiary and Insured (or his assignee) or their designated beneficiary, as the case may be, of such total or partial denial or dispute, listing:

                  A. the specific reason or reasons for the denial or dispute,

                  B. specific reference to pertinent plan provisions upon which the denial or dispute is based,

                  C. a description of any additional information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

                  D.       an explanation of the plan's review procedure.

         Within 60 days of denial or notice of claim under the plan, a claimant may request that the claim be reviewed by the Named Fiduciary in a full and fair hearing. A final decision shall be rendered by the Named Fiduciary within 60 days after receipt of request for review.

XVIII.  AGREEMENT BINDING UPON PARTIES

         This Agreement shall bind Lender and Owner, their heirs, successors, personal representatives and assigns.

XIX.  INSURANCE COMPANY NOT A PARTY TO AGREEMENT

         The Insurer is not responsible for the legal or tax validity or effect of this Agreement. Further, the Insurer shall not be deemed a party to this Agreement but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement.


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         Insurer shall not be responsible to account for the actual premium contributions of the parties hereunder but shall rely solely upon the written declarations of the parties in any distributions or settlement of the policy's lifetime or death values. Payment or other performance of its contractual obligations in accordance with the policy provisions shall fully discharge the Insurer from any and al1liability.

XX.  INSURER'S RELIANCE UPON OWNER

         The Insurer is hereby authorized to recognize Owner's claim to rights hereunder without investigating the reason for any action taken by Owner, including Owner's statement of the amount of premiums Owner has paid on the policy. The signature of Owner shall be sufficient to exercise any rights under this Agreement.

XXI.  CONTROLLING STATE LAW

         This Agreement shall be subject to and construed under the laws of the State of Ohio.

         IN WITNESS WHEREOF, this Agreement has been executed as of this 18th day of October, 1995.

                                                OWNER


/s/ Gail A. Neikirk                             /s/ Thomas G. Caldwell
---------------------------                     -------------------------------
Witness                                         Thomas G. Caldwell
Print Name: Gail A. Neikirk

                                                LENDER:
                                                THE MIDDLEFIELD BANKING COMPANY


/s/ Teresa M. Hetrick                           By:  /s/ James R. Heslop II
---------------------------                        ----------------------------
Witness                                              James R. Heslop II
Print Name: Teresa M. Hetrick                   Its: Executive Vice President




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Insurer:          Westfield Life Insurance Company

Policy #:         80202433

Owner:            Thomas G. Caldwell

Insured:          Thomas G. Caldwell

Lender:           The Middlefield Banking Company


         This Policy Collateral Assignment and Split Dollar Agreement was
recorded by Westfield Life Insurance Company on                         , 2001.
                                                ------------------------

                                                BY:
                                                   ----------------------------

                                                Print Name:
                                                           --------------------

                                                Title:
                                                      -------------------------






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                                   DEMAND NOTE

         I, Thomas G. Caldwell, the undersigned owner of policy no. 80202433 insuring the life of Thomas G. Caldwell, which policy has been issued by Westfield Life Insurance Company, having obtained a premium loan or loans from The Middlefield Banking Company in the aggregate amount of $40,200 since October 18, 1995, do hereby agree to pay such loan upon demand, without interest.

         I have this date executed a collateral assignment of said policy to secure this note and any future notes or indebtedness as may exist in the future between The Middlefield Banking Company and the undersigned.

         IN WITNESS WHEREOF, the parties hereto have executed this note this 23rd day of April, 2001.

                                              OWNER


/s/ Gail A. Neikirk                           /s/ Thomas G. Caldwell
-------------------------------               --------------------------------
Witness                                       Thomas G. Caldwell
Print Name: Gail A. Neikirk

                                              LENDER:
                                              THE MIDDLEFIELD BANKING COMPANY


/s/ Teresa M. Hetrick                         By:  /s/ James R. Heslop II
-------------------------------                  -----------------------------
Witness                                            James R. Heslop II
Print Name: Teresa M. Hetrick                 Its: Executive Vice President